SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 14, 2012
Date of report (Date of earliest event reported)

VRDT CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-52677	45-2405975
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739
(Address of principal executive offices)

(909) 786-1981
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
On December 14, 2012, Registrant entered into a Share Exchange Agreement (the “Agreement”) with Arch Hill Capital NV (“AHC”), whereby Registrant will acquire all of AHC’s interest in Lithium Technology Corporation (“LTC”) in exchange for common stock in Registrant.  Pursuant to the Agreement, upon Closing, Registrant will acquire a 56.6% interest in LTC from AHC and AHC will obtain a 26.43% ownership interest in Registrant.

A copy of the Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference. The foregoing description of the terms of the Agreement is qualified in its entirety by the Agreement.

On December 14, 2012, Registrant also received a conditional funding commitment (the “Commitment”) from a private funding source in an amount up to $4 million, which funds Registrant expects shall be used to provide capital for the ongoing and near term operational needs of Registrant and LTC.  Registrant will supplement this filing with the terms of the resulting funding agreement represented by the Commitment as soon as those terms have been formalized.

ITEM 7.01 Regulation FD Disclosure.
On December 14, 2012, Registrant issued a press release announcing the Agreement and the Commitment, as set forth more fully in Item 1.01, above. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements
Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in Registrant's other reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements. Potential investors, and the general public, are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Registrant is under no duty to update any of the information in this report.

ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit 1.1	Share Exchange Agreement between Registrant and Arch Hill Capital NV.
Exhibit 99.1	Press Release issued on December 14, 2012, furnished pursuant to Item 7.01 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2012	VRDT CORPORATION (Registrant)

	By:	/s/ Graham Norton-Standen
Graham Norton-Standen
Executive Chairman